SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                  -------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 18, 1997

                         RECKSON ASSOCIATES REALTY CORP.
             (Exact name of Registrant as specified in its Charter)

                                    Maryland
                            (State of Incorporation)

                1-13762                                11-3233650
       (Commission File Number)                 (IRS Employer Id. Number)

                225 Broadhollow Road                             11747
                 Melville, New York                           (Zip Code)
      (Address of principal executive offices)

                                (516) 694-6900
             (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

      Reckson Associates Realty Corp. (the "Company") entered into a contract in December 1996 to acquire five Class A office properties encompassing approximately 500,000 square feet in Northern New Jersey (the "New Jersey Portfolio") for approximately $56 million. The purchase price will be funded with a combination of cash and/or the issuance of partnership units of Reckson Operating Partnership, L.P. ("Units"). The New Jersey Portfolio is being acquired from various entities associated with Robert Heller, a Northern New Jersey developer. In connection with this acquisition, the Company established a Northern New Jersey Division, which includes staffing additions of senior executives and property operations personnel from the Northern New Jersey developer.

      The Company has also contracted to purchase a 10-building Class A industrial portfolio located in Hauppauge, Long Island (the "Hauppauge Portfolio"). The Hauppauge Portfolio is located within the Company's Vanderbilt Industrial Park. The Hauppauge Portfolio consists of 447,804 square feet of rentable space and has a purchase price of approximately $21.6 million.

      In addition, the Company has entered into a letter of intent to purchase a 221,350 square foot nine story Class A office property (the "Uniondale Office Property") located in Uniondale, Long Island. The purchase price for the Uniondale Office Property is approximately $19.0 million.

Item 5. Other Events.

      The Company is negotiating to establish a three year unsecured credit facility with a syndicate of lenders to be led by two commercial banks (the "New Credit Facility"). It is expected that the New Credit Facility will provide for a maximum borrowing amount of up to $225 million and the Company's ability to borrow thereunder will be subject to the satisfaction of certain financial covenants, including covenants relating to limitations on unsecured and secured borrowings, minimum interest and fixed charge coverage ratios, a minimum equity value and a maximum dividend payout ratio. In addition, it is expected that borrowings under the New Credit Facility would bear interest at a floating rate equal to one, two, three or six month LIBOR (at the Company's election) plus a spread ranging from 1.125% to 1.50%, based on the Company's leverage ratio.

      The New Credit Facility would replace the Company's existing $150 million credit facility with Salomon Brothers Realty Corp. which is scheduled to mature on June 2, 1997 (the "Credit

Facility"). Borrowings under the Credit Facility bear interest at a floating rate equal to one-month LIBOR plus 1.75% and are guaranteed by Reckson FS Limited Partnership (the "Financing Partnership"). Such guarantee is secured by a mortgage on certain Properties contributed to the Financing Partnership by the Operating Partnership at the time of the IPO. Upon entering into the New Credit Facility, this mortgage lien will be discharged. Consummation of the New Credit Facility arrangement is subject to completion of the lenders' due diligence and completion of documentation satisfactory to the Company and such lenders.

      In addition, on February 12, 1996, the Board of Directors of the Company declared a two-for-one stock split distributable on April 15, 1997 to shareholders of record on April 4, 1997.

Item 7. Financial Statements and Exhibits

      (a) and (b) Financial Statements of Properties Acquired
                  and Pro Forma Financial Information

      UNAUDITED PRO FORMA COMBINING FINANCIAL STATEMENTS

      Pro Forma Condensed Balance Sheet (Unaudited) as of
       September 30, 1996...............................................

      Pro Forma Condensed Combining Statements of Operations
       (Unaudited) for the year ended December 31, 1995 and
       for the nine months ended September 30, 1996.....................

      Notes to Pro Forma Financial Statements...........................

      ACQUISITION PROPERTIES

      Report of Independent Auditors....................................

      Combined Statement of Revenues and Certain Expenses of the New
       Jersey Portfolio for the year ended December 31, 1996

      Notes to Combined Statements of Revenues and Certain
       Expenses of the New Jersey Portfolio.............................

      Report of Independent Auditors

      Statement of Revenues and Certain Expenses of the Hauppauge
        Portfolio for the year ended December 31, 1996..................

      Notes to the Combined Statements of Revenues and
       Certain Expenses of the Hauppauge Portfolio......................

      Report of Independent Auditors....................................

      Statement of Revenues and Certain Expenses of the Uniondale Office
       Property for the year ended December 31, 1996....................

      Notes to Statement of Revenues and Certain Expenses of
       the Uniondale Office Property....................................

                         Reckson Associates Realty Corp.
                   Pro Forma Condensed Combining Balance Sheet
                            As of September 30, 1996
                                  (unaudited)

The following unaudited pro forma condensed combining balance sheet is presented as if the The Company had acquired (i) Landmark Square and the Certain Option Properties and (ii) the New Jersey Portfolio, the Hauppauge Portfolio, and the Uniondale Office Property collectively (the "1997 Acquisition Properties") on September 30, 1996.

This pro forma condensed combining balance sheet should be read in conjunction with the pro forma condensed combining statement of operations of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-K for the year ended December 31,1995 and on Form 10 Q for the nine months ended September 30, 1996.

The pro forma condensed combining balance sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired the 1997 Acquisition Properties on September 30,1996, nor does it purport to represent the future financial position of the Company. (Amounts below are in thousands)

                                                                                    Certain
                                                                     Landmark        Option         New Jersey        Hauppauge
                                                 Historical (a)     Square   (b)   Properties (c)  Portfolio (d)    Portfolio (d)
                                                 -----------------------------------------------------------------------------------
Assets

Real estate, net                                     $344,820         $77,000          $12,000         $56,000         $21,600
Cash and cash equivalents                              11,766
Tenant Receivables                                      1,714
Affiliate receivables                                   1,992
Deferred rent receivable                               10,958
Investment in mortgage note receivable                 22,783
Deferred acquisition costs,prepaid expenses
    and other assets                                   17,719
Investments in joint ventures                           5,302
Deferred lease fees and loan costs, net                10,055
                                                 -----------------------------------------------------------------------------------
Total Assets                                         $427,109         $77,000          $12,000         $56,000         $21,600
                                                 ===================================================================================

Liabilities and Stockholders' equity

Mortgage notes payable                               $110,757         $50,000          $ 4,700
Credit Facility and other loans                       109,000          27,000            2,239          56,000          21,600
Accrued expenses and other liabilities                  9,715
Dividends payable                                       8,342
Affiliate payables                                        180
                                                 -----------------------------------------------------------------------------------
Total Liabilities                                     237,994          77,000            6,939          56,000          21,600

Minority interests in consolidated partnership          9,200

Minority interests in Operating Partnership            37,696                            5,061

Stockholder's Equity:

Common Stock                                              105
Additional paid-in-capital                            142,114
Retained Earnings                                           -
                                                 -----------------------------------------------------------------------------------
Total Stockholders' Equity                            142,219
                                                 -----------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity           $427,109        $ 77,000          $12,000         $56,000         $21,600
                                                 ===================================================================================

                                                Uniondale        September 30,
                                                  Office              1996
                                                Property (d)       Pro Forma
                                               --------------------------------
Assets

Real estate, net                                 $19,000             $530,420
Cash and cash equivalents                                              11,766
Tenant Receivables                                                      1,714
Affiliate receivables                                                   1,992
Deferred rent receivable                                               10,958
Investment in mortgage note receivable                                 22,783
Deferred acquisition costs,prepaid expenses
    and other assets                                                   17,719
Investments in joint ventures                                           5,302
Deferred lease fees and loan costs, net                                10,055
                                               --------------------------------
Total Assets                                     $19,000             $612,709
                                               ================================

Liabilities and Stockholders' equity

Mortgage notes payable                                               $165,457
Credit Facility                                   19,000              234,839
Accrued expenses and other liabilities                                  9,715
Dividends payable                                                       8,342
Affiliate payables                                                        180
                                               --------------------------------
Total Liabilities                                 19,000              418,533

Minority interests in consolidated partnership                          9,200

Minority interests in Operating Partnership                            42,757

Stockholder's Equity:

Common Stock                                                              105
Additional paid-in-capital                                            142,114
Retained Earnings
                                               --------------------------------
Total Stockholders' Equity                             0              142,219
                                               --------------------------------
Total Liabilities and Stockholders' Equity       $19,000             $612,709
                                               ================================

                         Reckson Associates Realty Corp.
              Pro Forma Condensed Combining Statement of Operations
                  For the Nine Months Ended September 30, 1996
                                   (UNAUDITED)

The following unaudited pro forma condensed combining Statement of Operations is presented as if (i) the Company had acquired the Westchester Properties, Landmark Square, the Certain Option Properties, and (ii) the Company had acquired the New Jersey Portfolio, the Hauppauge Portfolio and the Uniondale Office Property collectively, (the "1997 Acquisition Properties") as of January 1, 1996 and the Company qualified as a REIT, distributed all its taxable income and, therefore, incurred no income tax expense during the period.

This pro forma condensed combining Statement of Operations should be read in conjunction with the pro forma condensed combining balance sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10Q for the nine months ended September 30, 1996.

The pro forma condensed combining Statement of Operations is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired Landmark Square, the Westchester Properties, the Certain Option Properties, and the 1997 Acquisition Properties as of January 1,1996, nor does it puport to represent the operations of the Company for future periods (Amounts below are in thousands, except per share data)

Description
------------                                                      The              1997                        Certain
                                                              Westchester      Acquisition      Landmark        Option
                                              Historical (p)  Properties (t)   Properties(w)   Square (q)     Properties (r)
                                             -------------------------------------------------------------------------------
Revenues:
Base rent                                          $56,815       $3,137           $10,097         $9,672         $2,661
Tenant escalations                                   7,492          100             1,502          1,286            235
Equity in earnings of real estate
 partnerships                                          166          347
Equity in earnings of service
 companies                                             934
Other income                                         1,073                                           574
                                             -------------------------------------------------------------------------------
Total Revenues                                      66,480        3,584            11,599         11,532          2,896

Expenses:
Opearting Expenses:
Property expenses                                   13,519        1,496             3,377          5,638            680
Real estate taxes                                    9,595          626             2,460          1,216            793
Ground rents                                           803
Marketing, general and administrative                3,720
                                             -------------------------------------------------------------------------------
Total Operating Expenses                            27,637        2,122             5,837          6,854          1,473

Interest                                             8,765
Depreciation and Amortization                       12,359          304             2,053          1,636            765
                                             -------------------------------------------------------------------------------
Total expenses                                      48,761        2,426             7,890          8,490          2,238
                                             -------------------------------------------------------------------------------

Minority partners' interest in
  consolidated partnership income                     (638)
                                             -------------------------------------------------------------------------------

Income (loss) before Limited partners'
  minority interest in the Operating
  Partnership and extraordinary item               $17,081       $1,158            $3,709         $3,042           $658
                                             ===============================================================================

Limited partners' minority interest in
  the Operating Partnership


Net income before extraordinary item

Net income per common share before
  extraordinary item


Weighted average common shares
  outstanding

Description                                                   Reckson
------------                                                 Associates
                                              Pro Forma      Realty Corp.
                                             Adjustments (s) Pro Forma (x)
                                            ------------------------------
Revenues:
Base rent                                                     $82,382
Tenant escalations                                             10,615
Equity in earnings of real estate
 partnerships                                                     513
Equity in earnings of service
 companies                                                        934
Other income                                                    1,647
                                            ------------------------------
Total Revenues                                                 96,091

Expenses:
Opearting Expenses:
Property expenses                                              24,710
Real estate taxes                                              14,690
Ground rents                                                      803
Marketing, general and administrative                           3,720
                                            ------------------------------
Total Operating Expenses                                       43,923

Interest                                     11,289            20,054
Depreciation and Amortization                                  17,117
                                            ------------------------------
Total expenses                               11,289            81,094
                                            ------------------------------

Minority partners' interest in
  consolidated partnership income                                (638)
                                            ------------------------------

Income (loss) before Limited partners'
  minority interest in the Operating
  Partnership and extraordinary item       ($11,289)          $14,359
                                            ========

Limited partners' minority interest in
  the Operating Partnership                                     (3,662)(u)
                                                          ----------------

Net income before extraordinary item                           $10,697

Net income per common share before
  extraordinary item                                             $1.02(v)


Weighted average common shares
  outstanding                                                   10,441

                         Reckson Associates Realty Corp.
              Pro Forma Condensed Combining Statement of Operations
                      For the Year Ended December 31, 1995
                                   (UNAUDITED)

The following unaudited pro forma condensed combining Statement of Operations is presented as if (i) the Company had acquired the 1995 Acquisition
Properties, the Westchester Properties, the 1996 Acquisition Properties, Landmark Square, the Certain Option Properties and (ii) the Company had acquired the New Jersey Portfolio, the Hauppauge Portfolio and the Uniondale Office Building collectively (the "1997 Acquisition Properties") as of January 1, 1995 and the Company qualified as a REIT, distributed all its taxable income and, therefore, incurred no income tax expense during the period.

This pro forma condensed combining Statement of Operations should be read in conjunction with the pro forma condensed combining balance sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10K for the year ended December 31,1995.

The pro forma condensed combining Statement of Operations is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired the 1995 Acquisition Properties, the Westchester Properties, the 1996 Acquisition Properties, Landmark Square, the Certain Option Properties and (ii) the Company acquired the 1997 Acquisition Properties on January 1, 1995, nor does it purport to represent the operations of the Company for future periods (Amounts below are in thousands, except per share data)

                                                                                                                   Total Reckson
                                            Adjusted           Reckson                                            Associates Realty
                                             Reckson          Associates       Initial Public                       Corp. Combined
                                            Group (e)      Realty Corp. (f)      Offering and       The 1995          Pro Forma
                                           Jan.1, 1995      June 3, 1995 to       Formation        Acquisition    January 1, 1995 to
Description                              to June 2, 1995   December 31, 1995   Transactions (g)   Properties (h)    December 31,1995
------------------------------------------------------------------------------------------------------------------------------------
Revenues:
Base rent                                      $19,680           $32,661                               $6,034            $58,375
Tenant escalations                               3,417             5,246                                  566              9,229
Construction and management
  company income                                 2,950                            (2,950)(1)
Equity in earnings of service
  companies                                                          100             220 (1)                                 320
Other income                                       548               448            (548)(3)               25                473
                                         -------------------------------------------------------------------------------------------

Total Revenues                                  26,595            38,455          (3,278)               6,625             68,397
                                         -------------------------------------------------------------------------------------------

Expenses:
Opearting Expenses:
Property expenses                                4,918             7,144            (408)(2)            1,204             12,858
Real estate taxes                                3,858             5,755                                1,172             10,785
Ground rents                                       411               579                                                     990
Rent expense to an affiliate                        99                               (99)(1)
Construction costs and expenses                  1,929                            (1,929)(1)
Marketing, general and administrative            1,767             1,859            (389)(5)                               3,237
                                         -------------------------------------------------------------------------------------------
Total Operating Expenses                        12,982            15,337          (2,825)               2,376             27,870

Interest                                         8,423             5,331                                                  13,754
Depreciation and Amortization                    4,455             7,233             146 (4)            1,300             13,134
                                         -------------------------------------------------------------------------------------------
                                                25,860            27,901          (2,679)               3,676             54,758

Equity in net income of investees

Minority partners' interest in
  consolidated partnership income                 (261)             (184)                                                   (445)
                                         -------------------------------------------------------------------------------------------

Income (loss) before Limited partners'
  minority interest in the Operating
  Partnership and extraordinary item              $474           $10,370           ($599)              $2,949            $13,194
                                         ===========================================================================================

Limited partners' minority interest in
  the Operating Partnership

Net income before extraordinary item


Net income per common share before
  extraordinary item

Weighted average common shares
  outstanding



                                                The          1996 (j)                                Certain
                                            Westchester    Acquisition  Pro forma (k)   Landmark      Option
Description                                Properties (i)  Properties   Adjustments    Square (n)   Properties (o)
------------------------------------------------------------------------------------------------------------------
Revenues:
Base rent                                    $13,883 (1)      $1,617                     $12,596         $5,341
Tenant escalations                               509 (1)          21                       2,521            438
Construction and management
  company income
Equity in earnings of service
  companies                                       70 (3)
Other income
                                             ---------------------------------------------------------------------

Total Revenues                                14,462           1,638                      15,117          5,779
                                             ---------------------------------------------------------------------

Expenses:
Opearting Expenses:
Property expenses                              4,632 (1)         641                       7,029            665
Real estate taxes                              2,697 (1)         435                       1,776          1,208
Ground rents                                                                                                136
Rent expense to an affiliate
Construction costs and expenses
Marketing, general and administrative                                                        637            278
                                             ---------------------------------------------------------------------
Total Operating Expenses                       7,329           1,076                       9,442          2,287

Interest                                                                    12,767
Depreciation and Amortization                  2,061 (2)         164                       1,925            900
                                             ---------------------------------------------------------------------
                                               9,390           1,240        12,767        11,367          3,187

Equity in net income of investees                989 (4)

Minority partners' interest in
  consolidated partnership income
                                             ---------------------------------------------------------------------

Income (loss) before Limited partners'
  minority interest in the Operating
  Partnership and extraordinary item          $6,061            $398      ($12,767)       $3,750         $2,592
                                             =====================================================================

Limited partners' minority interest in
  the Operating Partnership

Net income before extraordinary item


Net income per common share before
  extraordinary item

Weighted average common shares
  outstanding

                                                           Reckson
                                               1997       Associates
                                            Acquisition   Realty Corp.
Description                                Properties (y) Pro Forma (x)
----------------------------------------------------------------------
Revenues:
Base rent                                     $12,887     $104,699
Tenant escalations                              1,454       14,172
Construction and management
  company income
Equity in earnings of service
  companies                                                    390
Other income                                                   473
                                          ----------------------------

Total Revenues                                 14,341      119,734
                                          ----------------------------

Expenses:
Opearting Expenses:
Property expenses                               4,208       30,033
Real estate taxes                               3,083       19,984
Ground rents                                                 1,126
Rent expense to an affiliate
Construction costs and expenses
Marketing, general and administrative                        4,152
                                          ----------------------------
Total Operating Expenses                        7,291       55,295

Interest                                                    26,521
Depreciation and Amortization                   2,737       18,184
                                          ----------------------------
                                               10,028      100,000

Equity in net income of investees                              989

Minority partners' interest in
  consolidated partnership income                             (445)
                                          ----------------------------

Income (loss) before Limited partners'
  minority interest in the Operating
  Partnership and extraordinary item           $4,313      $20,278
                                          ============================

Limited partners' minority interest in
  the Operating Partnership                                ($5,132)(l)

Net income before extraordinary item                       $15,146
                                                      =============

Net income per common share before                           $1.45(m)
  extraordinary item                                  =============


Weighted average common shares
  outstanding                                               10,441
                                                      =============

                         RECKSON ASSOCIATES REALTY CORP.
                     NOTES TO PRO FORMA FINANCIAL STATEMENT
                                   (UNAUDITED)
                     (in thousands, except shares and units)

Pro Forma Condensed Combining Balance Sheet

a. Reflects the Company's historical balance sheet as of September 30, 1996 (Unaudited).

b. Reflects the acquisition of Landmark Square with mortgage debt of $50 million and additional borrowings under the credit facility.

c. Reflects the purchase of certain properties under option with related parties with borrowings under the credit facility, assumption of a mortgage debt and issuance of approximately 123,000 operating partnership units (based on a weighted average unit price of $41.15 per share).

d. Reflect's the acquisition of the Hauppauge Portfolio, the New Jersey Portfolio and the Uniondale Office Portfolio collectively (the "1997 Acquisition Properties") with additional borrowings under the credit facility.

Pro Forma Condensed Combining Statement of Operations - for the year ended December 31, 1995 and the nine months ended September 30, 1996.

e. The following reflects the historical operations of The Reckson Group for the period January 1, 1995 to June 2, 1995, adjusted to include the Omni and exclude properties that were not transferred to the Company:

                                                  Reckson Group         Add:     Less: Properties      Adjusted
                                                    Historical          Omni      Not Transferred    Reckson Group
                                                  -------------         ----     ----------------    -------------
REVENUES:
  Base Rents ...................................     $16,413           $4,812           $1,545          $19,680
  Tenant escalations and reimbursements ........       2,907              602               92            3,417
  Construction and management revenues .........       2,950               --               --            2,950
  Other Income .................................         548               --               --              548
                                                     -------           ------           ------          -------
                                                      22,818            5,414            1,637           26,595
                                                     -------           ------           ------          -------
EXPENSES:
  Property operating ...........................       3,985            1,212              279            4,918
  Real estate taxes ............................       3,390              897              429            3,858
  Ground Rent ..................................         234              233               56              411
  Rent expense to an affiliate .................          99               --               --               99
  Construct costs and expenses .................       1,929               --               --            1,929
  Marketing, general and
    administrative .............................       1,759               21               13            1,767
  Interest .....................................       7,622            1,549              748            8,423
  Depreciation .................................       3,606            1,181              332            4,455
                                                     -------           ------           ------          -------
                                                      22,624            5,093            1,857           25,860
                                                     -------           ------           ------          -------
Income before Limited partners' minority
    interest and extraordinary item ............     $   194           $  321           $ (220)         $   735
                                                     =======           ======           ======          =======

                                       (Footnotes continued on following page)

                         RECKSON ASSOCIATES REALTY CORP.
               NOTES TO PRO FORMA FINANCIAL STATEMENTS (continued)
                                   (UNAUDITED)
                     (in thousands, except shares and units)

f. Reflects the historical operations of Reckson Associates Realty Corp. for the period June 3, 1995 to December 31, 1995.

g. Reflects the following adjustments related to the IPO and the formation transaction:

      1. Adjustment required to record the Company's investment in the Subsidiary Corporations under the equity method of accounting.

      2. An estimated decrease in operating expenses ($408) principally as a result of certain non-Rechler family partners of certain Reckson Group entities receiving management fees and related cost reimbursements ($297) in lieu of cash distributions for their respective ownership interests and the elimination of separate insurance coverage ($111) on properties covered under the Company's umbrella policy.

      3. A reduction in income resulting from the distribution of available-for-sale securities and other investments to partners and elimination of gain on sale or real estate.

      4. Additional depreciation on an increase in basis of the real estate, additional amortization on deferred financing costs related to new debt, less amortization relating to deferred financing costs written-off as a result of the debt repaid with proceeds from IPO.

      5. Adjustment to the historical marketing, general and administrative expenses for incremental costs of doing business as a public company and savings from operating all properties on a combined self-managed basis, less administrative costs attributable to the service companies, as follows:

Reckson Group historical expenses for the period from
  January 1, 1995 to June 2, 1995                                       $1,767

Reckson Associates Realty Corp. expenses for the period
  from June 3, 1995 to December 3, 1995                                  1,859
                                                                         -----

                                                                         3,626
                                                                         -----
Incremental cost of doing business as a public company
  for the period January 1, 1995 to June 2, 1995               $416

Incremental costs incurred during the period January 1,
  1995 to June 2, 1995                                         (125)

Estimated savings from operating all properties on a
  combined, self-managed basis                                  (92)       199
                                                               ----
Less: Administrative costs relating to Subsidiary
Corporations described in (g-1 above)                                     (588)
                                                                         -----
Adjustment                                                                (389)
                                                                         -----

Marketing, general and administrative expenses - Reckson
Associates Realty Corp. Combined Pro Forma                               $3,237
                                                                         =====

                                       (Footnotes continued on following page)

                         RECKSON ASSOCIATES REALTY CORP.
               NOTES TO PRO FORMA FINANCIAL STATEMENTS (continued)
                                   (UNAUDITED)
                     (in thousands, except shares and units)

h. Reflects the preacquisition revenues and certain expenses of certain properties acquired during the period from the date of the IPO to December 31, 1995.

i. Reflects the operations of eight class A suburban office properties encompassing an aggregate of approximately 935,000 square feet located in Westchester County, New York (the "Westchester Properties"), as follows:

      1.    The revenues and certain expenses of seven of the Westchester
            Properties

      2. Depreciation expenses on the buildings (30 years) and tenant costs (life of lease)

      3.    Equity in the earnings of the management and construction business.

      4. Equity in earnings of the eighth Westchester Property in which the Company acquired a 60% interest in an LLC entity which owns the property.

j. Reflects the revenues and certain expenses of an office property and an industrial property purchased in 1996, located in Westchester, and Hauppauge, New York, respectively (the "1996 Acquisition Properties").

k. Reflects the net effect of (i) a reduction in mortgage interest costs associated with repayment of certain mortgage debt with proceeds from the IPO and a modification of certain loan terms in the remaining mortgages after the IPO and (ii) an increase in interest costs associated with a $50 million mortgage debt expected to be incurred with an estimated interest rate of 8% to finance the acquisition of Landmark Square, a $4.7 million mortgage debt with an interest rate of 9.125% to be assumed in connection with the acquisition of one of the Certain Option Properties, a $9.2 million mortgage debt with an interest rate of 7.375% assumed in connection with the acquisition of one of the Westchester Properties and additional borrowings under the Credit Facility.

l. Represents the minority interest of the Limited Partners in the Operating Partnership at an effective pro forma rate of approximately 25.3%.

m. Pro Forma net income per share of common stock before extraordinary item is based upon 10,441,166 shares of common stock.

n. Reflects the combined revenues and certain expenses of Landmark Square located in Stamford, Connecticut for the year ended December 31, 1995.

o. Reflects the combined revenues and certain expenses of the Certain Option Properties for the year ended December 31, 1995.

p. Reflects the historical operations of the Company for the nine months ended September 30, 1996.

q. Reflects the combined revenues and certain expenses of Landmark Square for the nine months ended September 30, 1996.

r. Reflects the combined revenues and certain expenses of the Certain Option Properties for the nine months ended September 30, 1996.

s. Reflects the increase in interest costs associated with a $50 million mortgage debt expected to be incurred with an estimated interest rate of 8% to finance the acquisition of Landmark Square, a $4.7 million mortgage debt with an interest rate of 9.125% to be assumed in connection with the acquisition of one of the Certain Option Properties, a $9.2 million mortgage debt with an interest rate of 7.375% assumed in connection with the acquisition of one of the Westchester Properties and additional borrowings under the Credit Facility.

t. Reflects the combined revenues and certain expenses of the Westchester Properties for the period of time during 1996 prior to the acquisition by the Company.

u. Represents the minority interest of the Limited Partners in the Operating Partnership at an effective pro forma rate of approximately 25.3%.

v. Pro forma net income per share of common stock before extraordinary item is based upon 10,441,166 shares of common stock.

w. Reflects the combined revenues and certain expenses of the New Jersey Portfolio, the Hauppauge Portfolio and the Uniondale Office Property for the nine months ended September 30, 1996.

x. The revenues and certain expenses of certain insignificant property acquisitions, including vacant buildings have been excluded from the pro forma condensed combining Statement of Operations for the year ended December 31, 1995 and the nine months ended September 30, 1996.

y. Reflects the combined revenues and certain expenses of the New Jersey Portfolio, the Hauppauge Portfolio and the Uniondale Office Property for the year ended December 31, 1995.

                         Report of Independent Auditors

Board of Directors and Stockholders
Reckson Associates Realty Corp.

We have audited the combined statement of revenues and certain expenses of properties to be acquired from 100 Executive Drive, L.L.C., 200 Executive Drive, L.L.C., 300 Executive Drive, L.L.C., 10 Rooney Circle, L.L.C. and One Paragon Drive, L.L.C. (collectively "Paragon") by Reckson Associates Realty Corp. (the "New Jersey Portfolio"), as described in Note 1, for the year ended December 31, 1996. The financial statement is the responsibility of the New Jersey Portfolio's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Reckson Associates Realty Corp. and is not intended to be a complete presentation of the New Jersey Portfolio's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses of the New Jersey Portfolio as described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                         /s/ ERNST & YOUNG LLP


New York, New York
February 4, 1997

                              New Jersey Portfolio

             Combined Statement of Revenues and Certain Expenses

                                 (in thousands)
                                    (Note 1)

                      For the Year ended December 31, 1996

Revenues: (Note 2)
  Base rents                                                      $     7,299

  Tenant escalations, reimbursements and sundry charges                   873
                                                                  ------------

Total revenues                                                          8,172
                                                                  ------------

Certain expenses:

  Property operating expenses (Note 3)                                  1,974

  Real estate taxes                                                     1,201
                                                                  ------------

Total certain expenses                                                  3,175
                                                                  ------------

Revenues in excess of certain expenses                            $     4,997
                                                                  ============


See accompanying notes to financial statement.

                              New Jersey Portfolio

          Notes to Combined Statement of Revenues and Certain Expenses

1. Basis of Presentation

Presented herein is the combined statement of revenues and certain expenses related to the operations of five commercial real estate properties owned by 100 Executive Drive, L.L.C., 200 Executive Drive, L.L.C., 300 Executive Drive, L.L.C., 10 Rooney Circle, L.L.C. and One Paragon Drive, L.L.C. (collectively "Paragon"). These properties are located in West Orange and Montvale, New Jersey and are identified as the New Jersey Portfolio.

The New Jersey Portfolio is not a legal entity but rather a combination of the operations of certain real estate properties subject to purchase contracts by Reckson Associates Realty Corp. (the "Company"). The accompanying combined statement of revenues and certain expenses includes the accounts of the commercial real estate properties consisting of 100, 200, and 300 Executive Drive, One Paragon Drive and 10 Rooney Circle.

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by the Company in the proposed future operations of the aforementioned properties. Items excluded consist of interest, depreciation, general and administrative expenses and fees to Paragon of approximately $1,000,000, not directly related to the future operations.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

2. Lease and Revenue Recognition

The New Jersey Portfolio is being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The amounts so recognized were less than amounts due pursuant to the underlying leases by approximately $290,000 for the year ended December 31, 1996. The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses over base year amounts, as well as fixed increases in rent.

The New Jersey Portfolio is principally multi-tenant office buildings whose leases expire at various dates over the next ten years.

                              New Jersey Portfolio

          Notes to Combined Statement of Revenues and Certain Expenses

3. Property Operating Expenses

Property operating expenses for the year ended December 31, 1996 include approximately $74,000 in insurance costs, $901,000 for utilities, $158,000 in payroll costs, $822,000 in repair and maintenance costs, and $19,000 in miscellaneous operating costs.

                         Report of Independent Auditors

Board of Directors and Stockholders
Reckson Associates Realty Corp.

We have audited the statement of revenues and certain expenses of the property ("Uniondale Office Property") to be acquired from the Metropolitan Life Insurance Company ("MetLife") by Reckson Associates Realty Corp., as described in Note 1, for the year ended December 31, 1996. The financial statement is the responsibility of the Uniondale Office Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Reckson Associates Realty Corp. and is not intended to be a complete presentation of the Uniondale Office Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Uniondale Office Property as described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                       /s/ ERNST & YOUNG LLP


New York, New York
January 16, 1997

                            Uniondale Office Property
                   Statement of Revenues and Certain Expenses
                                 (in thousands)
                                    (Note 1)

                      For the Year Ended December 31, 1996

Revenues: (Notes 2 and 6)
   Base rents                                                       $   3,586
   Tenant escalations                                                     556
                                                                  ------------
Total revenues                                                          4,142
                                                                  ------------

Certain Expenses:
   Real estate taxes                                                    1,476
   Management fees (Note 3)                                               109
   Property operating expenses (Note 5)                                 1,734
                                                                  ------------
Total certain expenses                                                  3,319
                                                                  ------------

Revenues in excess of certain expenses                              $     823
                                                                  ============

See accompanying notes to financial statement.

                            Uniondale Office Property

             Notes to Statement of Revenues and Certain Expenses

                      For the Year Ended December 31, 1996

1. Basis of Presentation

Presented herein is the statement of revenues and certain expenses related to the operation of an office building, the Uniondale Office Property, owned by Metropolitan Life Insurance Company ("MetLife"). The property is located in East Meadow, New York.

The Uniondale Office Property is not a legal entity but rather certain real estate subject to a purchase contract by Reckson Associates Realty Corp. (the "Company"). The accompanying statement of revenues and certain expenses includes the accounts of the Uniondale Office Property.

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate property. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by Reckson Associates Realty Corp. in the proposed future operations of the aforementioned property. Items excluded consist of interest, depreciation and general and administrative expenses not directly related to the future operations.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

2. Lease and Revenue Recognition

The Uniondale Office Property is being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts so recognized over amounts due pursuant to the underlying leases amounted to approximately $472,000 for the year ended December 31, 1996. The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses over base year amounts, as well as fixed increases in rent.

The Uniondale Office Property is a multi-tenant office building whose leases expire at various dates over the next ten years.

                            Uniondale Office Property

3. Management and leasing Agreements

The Uniondale Office Property is managed and leased by Koll Management Services Inc. ("Koll"). Koll provides property management services to the Uniondale Office Property at the rate of 3% of gross cash receipts or $8,000 per month, whichever is greater.

4. Ground Lease

On January 25, 1983, a prior owner of the Uniondale Office Property entered into a thirty-seven year non-cancelable ground lease, with six renewal options totaling sixty-four years, for the Uniondale Office Property with the County of Nassau. The ground lease was subsequently transferred to MetLife.

5. Property Operating Expenses

Property operating expenses for the year ended December 31, 1996 include approximately $209,000 in ground rent, $36,000 for insurance, $608,000 for utilities, $287,000 in payroll costs and $594,000 in repair and maintenance costs.

6. Significant Tenants

Three tenants, Medical Liability Inc., Certilman Balin Alder & Hyman Associates, and Travelers Insurance Company accounted for 19%, 25% and 26% of the 1996 rents on a straight line basis, respectively.

                         Report of Independent Auditors

Board of Directors and Stockholders
Reckson Associates Realty Corp.

We have audited the combined statement of revenues and certain expenses of properties ("Hauppauge Portfolio") to be acquired from RREEF USA Fund-I ("Rreef") by Reckson Associates Realty Corp., as described in Note 1, for the year ended December 31, 1996. The financial statement is the responsibility of the Hauppauge Portfolio's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Reckson Associates Realty Corp. and is not intended to be a complete presentation of the Hauppauge Portfolio's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses of the Hauppauge Portfolio as described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                       /s/ ERNST & YOUNG LLP


New York, New York
January 17, 1997

                               Hauppauge Portfolio


               Combined Statement of Revenues and Certain Expenses
                                    (Note 1)

                      For the Year Ended December 31, 1996
                                 (in thousands)

Revenues (Note 2)
Base rents                                                       $2,748
Tenant escalations and reimbursements                               563
                                                               ----------
Total revenues                                                    3,311

Certain expenses
Real estate taxes                                                   605
Management fees (Note 3)                                            107
Property operating expenses (Note 5)                                580
                                                               ----------
Total certain expenses                                            1,292
                                                               ----------
Revenues in excess of certain expenses                           $2,019
                                                               ==========

See accompanying notes to financial statement.

                               Hauppauge Portfolio

                         Notes to Combined Statement of
                         Revenues and Certain Expenses

                      For the Year Ended December 31, 1996

1. Basis of Presentation

Presented herein is the combined statement of revenues and certain expenses related to the operations of ten industrial real estate properties owned by Rreef USA Fund-I ("Rreef"). These properties are located in Hauppauge, Long Island, and are identified as the Hauppauge Portfolio.

The Hauppauge Portfolio is not a legal entity but rather a combination of the operations of certain real estate assets subject to purchase contracts by Reckson Associates Realty Corp. (the "Company"). The accompanying combined statement of revenues and certain expenses includes the accounts of these commercial real estate properties.

The accompanying financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statements exclude certain expenses that may not be comparable to those expected to be incurred by Reckson Associates Realty Corp. in the proposed future operations of the aforementioned properties. Items excluded consist of interest, depreciation and certain general and administrative expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

2. Lease Revenue Recognition

The Hauppauge Portfolio is being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The amounts so recognized were less than amounts due pursuant to the underlying leases by approximately $21,000 for the year ended December 31, 1996. The lease agreements for 400 Oser, 180 Oser and 85 Adams, generally contain provisions for reimbursement of real estate taxes and operating expenses over base year amounts, as well as fixed increases in rent and all other properties are net leased.

All of the Hauppauge Portfolio is either single tenant or multi-tenant industrial buildings whose leases expire at various dates over the next twelve years.

                               Hauppauge Portfolio

                         Notes to Combined Statement of
                         Revenues and Certain Expenses
                                  (estimates)

3. Management Agreement

Rreef Management Company provides property management services for a fee equal to 3.25% of the total revenues (as defined).

4. Ground Lease

On June 14, 1991, Rreef entered into a fourteen year noncancellable ground lease for one of the properties in the Hauppauge Portfolio with Heartland Associates. Net rent was $44,651.

5. Property Operating Expenses

Property operating expenses for the year ended December 31, 1996 include approximately $32,700 in insurance costs which have been allocated from Rreef. In addition, property operating expenses also include approximately $153,000 for water and sewer, $62,000 for electricity, $19,000 for HVAC, $52,000 in payroll costs and $217,000 in repair and maintenance costs.

      (c) Exhibits

Exhibit
Number                             Description
------                             -----------

23    Consent of Independent Auditors

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       RECKSON ASSOCIATES REALTY CORP.



                                       /s/ J. Michael Maturo
                                       -----------------------------------------
                                       J. Michael Maturo
                                       Executive Vice President
                                       and Chief Financial Officer

Date: February 18, 1997

                       Consent of Independent Accountants


We consent to the reference to our firm under the caption "Experts" in Amendment No. 1 to the Registration Statement (Form S-3 No. 333-13213) and related Prospectus Supplement of Reckson Associates Realty Corp. (the "Company") for the registration of $250,00O,000 of common stock, preferred stock, common stock warrants, and preferred stock warrants and to the incorporation by reference therein of our report dated February 22, 1996, with respect to the consolidated financial statements and schedule of the Company for the period June 3, 1995 to December 31, 1995 and the combined financial statements of the Reckson Group for the period January 1, 1995 to June 2, 1995 and for the years ended December 31, 1994 and 1993, included in the Company's Annual Report (Form 10-K) for the fiscal year ended December 31, 1995 filed with the Securities and Exchange Commission. We also consent to the incorporation by reference therein of (i) our report dated February 23, 1996, with respect to the combined statement of revenues and certain expenses of the Westchester Properties for the year ended December 31, 1995, included in the Company's Form 8-K/A filed with the Securities and Exchange Commission on March 27, 1996, (ii) our report dated September 20, 1996, with respect to the combined statement of revenues and certain expenses of the Landmark Square Properties for the year ended December 31, 1995, included in the Company's Form 8-K filed with the Securities and Exchange Commission on October 1, 1996, (iii) our report dated September 16, 1996, with respect to the combined statements of revenues and certain expenses of the Certain Option Properties for the years ended December 31, 1995, 1994 and 1993, included in the Company's Form 8-K filed with the Securities and Exchange Commission on October 1, 1996, (iv) our report dated February 4, 1997, with respect to the combined statement of revenues and certain expenses of the New Jersey Portfolio for the year ended December 31, 1996, included in the Company's Form 8-K filed with the Securities and Exchange Commission on February 18, 1997,
(v) our report dated January 16, 1997, with respect to the statement of revenues and certain expenses of the Uniondale Office Property for the year ended December 31, 1996, included in the Company's Form 8-K filed with the Securities and Exchange Commission on February 18, 1997 and (vi) our report dated January 17, 1997, with respect to the combined statement of revenues and certain expenses of the Hauppauge Portfolio for the year ended December 31, 1996, included in the Company's Form 8-K filed with the Securities and Exchange Commission on February 18, 1997.


                                       /s/ Ernst & Young LLP


New York, New York
February 18, 1997